UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22039

First Trust Specialty Finance and Financial Opportunities Fund
(Exact name of registrant as specified in charter)

120 East Liberty Drive, Suite 400
Wheaton, IL 60187
(Address of principal executive offices) (Zip code)

W. Scott Jardine, Esq.
First Trust Portfolios L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187
(Name and address of agent for service)

registrant’s telephone number, including area code: 630-765-8000

Date of fiscal year end: November 30

Date of reporting period: November 30, 2019

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

First Trust
Specialty Finance and Financial
Opportunities Fund (FGB)
Annual Report
For the Year Ended
November 30, 2019

First Trust Specialty Finance and Financial Opportunities Fund (FGB)
Annual Report
November 30, 2019
Caution Regarding Forward-Looking Statements
This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. (“First Trust” or the “Advisor”) and/or Confluence Investment Management LLC (“Confluence” or the “Sub-Advisor”) and their respective representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as “anticipate,” “estimate,” “intend,” “expect,” “believe,” “plan,” “may,” “should,” “would” or other words that convey uncertainty of future events or outcomes.
Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of First Trust Specialty Finance and Financial Opportunities Fund (the “Fund”) to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and/or Sub-Advisor and their respective representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.
Performance and Risk Disclosure
There is no assurance that the Fund will achieve its investment objectives. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund shares may therefore be less than what you paid for them. Accordingly, you can lose money by investing in the Fund. See “Risk Considerations” in the Additional Information section of this report for a discussion of certain other risks of investing in the Fund.
Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and common share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.
The Advisor may also periodically provide additional information on Fund performance on the Fund’s web page at www.ftportfolios.com.
How to Read This Report
This report contains information that may help you evaluate your investment in the Fund. It includes details about the Fund and presents data and analysis that provide insight into the Fund’s performance and investment approach.
By reading the portfolio commentary by the portfolio management team of the Fund, you may obtain an understanding of how the market environment affected the Fund’s performance. The statistical information that follows may help you understand the Fund’s performance compared to that of relevant market benchmarks.
It is important to keep in mind that the opinions expressed by personnel of First Trust and Confluence are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The material risks of investing in the Fund are spelled out in the prospectus, the statement of additional information, this report and other Fund regulatory filings.

Shareholder Letter
First Trust Specialty Finance and Financial Opportunities Fund (FGB)
Annual Letter from the Chairman and CEO
November 30, 2019
Dear Shareholders,
First Trust is pleased to provide you with the annual report for the First Trust Specialty Finance and Financial Opportunities Fund (the “Fund”), which contains detailed information about the Fund for the twelve months ended November 30, 2019, including a market overview and a performance analysis.
A significant event for the markets in the past year was the decision by the Federal Reserve (the “Fed”) to reverse course with respect to monetary policy. For those who may not follow the Fed closely, after holding its federal funds target rate (upper bound) at an artificially low 0.25% for seven years (December 2008-December 2015) to help stimulate U.S. economic activity, the Fed spent the better part of the next four years (December 2015-July 2019) increasing its benchmark lending rate in an effort to normalize it. Over that period, the Fed increased the rate from 0.25% to 2.50%. To lend some perspective, the average federal funds target rate (upper bound) was 2.96% for the 30-year period ended November 30, 2019, so the Fed came close to achieving its goal of normalizing it, according to data from Bloomberg. From the end of July 2019 through the end of November, however, the Fed initiated three rate cuts that dropped it from 2.50% to 1.75%.
So why did the Fed reverse course on monetary policy? We believe, as well as others in the financial media, that the Fed’s reversal on monetary policy has to do with the trade tariffs. The Trump Administration first began implementing new trade tariffs on imported goods back in March 2018. While the original tariffs targeted just imported steel and aluminum, the use of tariffs quickly escalated to other goods and services. The lion’s share of the tariff conflict today is between the U.S. and China, the two largest economies in the world. In our opinion, it is widely believed that President Donald J. Trump is utilizing tariffs as leverage to try and negotiate more favorable trade agreements between the U.S. and its major trading partners. One of the byproducts of the escalation in the use of tariffs by all parties involved has been a slowdown in global economic growth, particularly in the U.S. The annualized U.S. real gross domestic product growth rate in the second quarter of 2018 (when new tariffs were introduced) was 3.5%. As of the second and third quarters of 2019, that annualized growth rate was down to 2.0% and 2.1%, respectively, according to data from the Bureau of Economic Analysis. For many months, President Trump has publicly challenged the Fed to lower rates aggressively to help offset the tempering of economic growth. President Trump has noted that the Fed has room to lower rates due to the extremely low-to-negative rate levels found in many countries abroad as well as the lack of any significant inflationary pressure in the current climate. While the Fed has delivered some rate cuts in recent months, we believe that President Trump will continue to bang the drum for even more cuts.
Investors continue to flock to income-oriented investment products, such as open-end bond mutual funds and exchange-traded bond funds (ETFs). Net inflows to taxable bond funds and ETFs totaled an estimated $319.0 billion for the 12-month period ended November 30, 2019, according to Morningstar. The current climate featuring low interest rates, low bond yields and low inflation, if sustained, could make closed-end funds an attractive alternative to other income-oriented products moving forward, in our opinion.
Thank you for giving First Trust the opportunity to play a role in your financial future. We value our relationship with you and will report on the Fund again in six months.
Sincerely,
James A. Bowen
Chairman of the Board of Trustees
Chief Executive Officer of First Trust Advisors L.P.

First Trust Specialty Finance and Financial Opportunities Fund (FGB)
“AT A GLANCE”
As of November 30, 2019 (Unaudited)
Fund Statistics
Symbol on New York Stock Exchange	FGB
Common Share Price	$5.90
Common Share Net Asset Value (“NAV”)	$5.92
Premium (Discount) to NAV	(0.34)%
Net Assets Applicable to Common Shares	$85,054,475
Current Quarterly Distribution per Common Share(1)	$0.1350
Current Annualized Distribution per Common Share	$0.5400
Current Distribution Rate on Common Share Price(2)	9.15%
Current Distribution Rate on NAV(2)	9.12%
Common Share Price & NAV (weekly closing price)

Performance
		Average Annual Total Returns
	1 Year Ended 11/30/19	5 Years Ended 11/30/19	10 Years Ended 11/30/19	Inception (5/25/07) to 11/30/19
Fund Performance(3)
NAV	14.58%	5.67%	10.01%	1.33%
Market Value	8.74%	3.39%	11.03%	0.93%
Index Performance
Blended Benchmark(4)	13.02%	6.98%	11.58%	4.96%
MSCI U.S. Investable Market Financials Index	10.97%	8.58%	9.63%	0.70%

Asset Classification	% of Total Investments
Common Stocks - Business Development Companies	87.7%
Real Estate Investment Trusts (REITs)	12.3
Total	100.0%

Industry Classification	% of Total Investments
Capital Markets	87.7%
Mortgage Real Estate Investment Trusts	12.3
Total	100.0%

Top Ten Holdings	% of Total Investments
Ares Capital Corp.	12.1%
Hercules Capital, Inc.	7.6
BlackRock TCP Capital Corp.	7.3
Golub Capital BDC, Inc.	7.2
New Mountain Finance Corp.	7.1
TriplePoint Venture Growth BDC Corp.	6.0
Barings BDC, Inc.	5.9
Annaly Capital Management, Inc.	5.8
Two Harbors Investment Corp.	5.8
Solar Capital Ltd.	5.6
Total	70.4%
(1)	Most recent distribution paid or declared through 11/30/2019. Subject to change in the future.
(2)	Distribution rates are calculated by annualizing the most recent distribution paid or declared through the report date and then dividing by Common Share Price or NAV, as applicable, as of 11/30/2019. Subject to change in the future.
(3)	Total return is based on the combination of reinvested dividend, capital gain, and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in NAV per share for NAV returns and changes in Common Share Price for market value returns. Total returns do not reflect sales load and are not annualized for periods of less than one year. Past performance is not indicative of future results.
(4)	Blended Benchmark consists of the following: Wells Fargo BDC Index (70%), FTSE NAREIT Mortgage REIT Index (20%) and S&P SmallCap Financials Index (10%).

Portfolio Commentary
First Trust Specialty Finance and Financial Opportunities Fund (FGB)
Annual Report
November 30, 2019 (Unaudited)
Advisor
First Trust Advisors L.P. (“First Trust” or the “Advisor”) serves as the investment advisor to the First Trust Specialty Finance and Financial Opportunities Fund (the “Fund”). First Trust is responsible for the ongoing monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain administrative services necessary for the management of the Fund.
Sub-Advisor
Confluence Investment Management LLC, a registered investment advisor (“Confluence” or the “Sub-Advisor”), located in St. Louis, Missouri, serves as the sub-advisor to the Fund. The investment professionals at Confluence have over 80 years of aggregate portfolio management experience. Confluence professionals have invested in a wide range of specialty finance and other financial company securities during various market cycles, working to provide attractive risk-adjusted returns to clients.
Confluence Portfolio Management Team
Mark Keller, CFA
Chief Executive Officer and Chief Investment Officer
David Miyazaki, CFA
Senior Vice President and Portfolio Manager
Daniel Winter, CFA
Senior Vice President and Chief Investment Officer - Value Equity
First Trust Specialty Finance and Financial Opportunities Fund (FGB)
The primary investment objective of the Fund is to seek a high level of current income. As a secondary objective, the Fund seeks an attractive total return. The Fund pursues its investment objectives by investing, under normal market conditions, at least 80% of its Managed Assets in a portfolio of securities of specialty finance and other financial companies that the Fund’s Sub-Advisor believes offer attractive opportunities for income and capital appreciation. Under normal market conditions, the Fund concentrates its investments in securities of companies within industries in the financial sector. “Managed Assets” means the total asset value of the Fund minus the sum of its liabilities, other than the principal amount of borrowings. There can be no assurance that the Fund will achieve its investment objectives. The Fund may not be appropriate for all investors.
Market Recap
The Fund is a financial sector fund with a particular focus on a niche called business development companies (“BDCs”). BDCs lend to, and invest in, private companies, oftentimes working with those not large enough to efficiently access the public markets. Each BDC has a unique profile, determined by its respective management team. Some specialize in particular industries, while others apply a more generalized approach and maintain a diversified portfolio. Both approaches can work effectively and offer shareholders a unique and differentiated investment opportunity derived from the private markets.
As of November 30, 2019, the Fund had over 87% of its assets invested in 23 BDCs. With its focus on BDCs, during the 12-month period ended November 30, 2019, the Fund was able to earn most of its income from these specialized lenders, who make private loans in the middle market. During the same period, BDC loan portfolios continued to perform well and overall default levels remained generally low. Headwinds remained in place for those BDCs that have had credit problems, while high-quality managers continued to deliver attractive results. Nevertheless, the low interest rate environment presented challenges for the BDC industry. Although the Federal Reserve (the “Fed”) raised short-term interest rates in December 2018, it changed course during 2019 and lowered interest rates three different times. Oftentimes, declining interest rates can put pressure on BDC earnings, because new loan originations are frequently made with yields lower than what is being paid off. During 2019, this challenge was compounded by the large amount of capital in lending markets, which created an environment that benefitted borrowers, often at the expense of lenders.
Mortgage-backed securities real estate investment trusts (“MBS REITs”), in which the Fund maintained an allocation around 10%, also faced a challenging landscape. Low interest rates facilitated significant mortgage refinancing, which put downward pressure on the book value of many MBS REITs. It also compressed earnings margins and many companies made significant dividend reductions during the year.
These conditions, along with our expectation for interest rates to remain low, were part of the decision to lower the Fund’s dividend. We believe the new rate is more properly aligned with the Fund’s ability to earn and deliver income. Although it is a lower level, we believe it remains significant and derived from a unique source, the middle market.

Portfolio Commentary (Continued)
First Trust Specialty Finance and Financial Opportunities Fund (FGB)
Annual Report
November 30, 2019 (Unaudited)
Performance Analysis
12 Months
Total Return
Ended 11/30/19
FGB Market Value Total Return	8.74%
FGB NAV Total Return	14.58%
Blended Benchmark*	13.02%
*Components and weights of the Blended Benchmark: Wells Fargo BDC Index (70%); FTSE NAREIT Mortgage REIT Index (20%); S&P SmallCap Financials Index (10%). Source: Bloomberg
For the 12-month period ended November 30, 2019, the Fund’s market value total return1 of 8.74% was lower than the Fund’s net asset value (“NAV”) total return of 14.58%, as the Fund’s Common Share Price relative to its NAV changed from a premium to a slight discount. The market value total return of the Fund was lower than that of the Blended Benchmark for the same period, while the NAV total return was higher. It is important to note that because the Fund is unique in its focus on BDCs, it often performs in a much different manner compared to most benchmarks, including its own Blended Benchmark. In addition, the Fund’s allocation is usually different relative to the static weights of its Blended Benchmark, which may also cause significant performance variations.
The Fund uses leverage because we believe that, over time, leverage provides opportunities for additional income and total return for common shareholders. However, the use of leverage can also expose common shareholders to additional volatility. For example, as the prices of securities held by the Fund decline, the negative impact of valuation changes on Common Share NAV and common shareholder total return is magnified by the use of leverage. Conversely, leverage may enhance Common Share returns during periods when the prices of securities held by the Fund generally are rising. For the performance referenced above, the use of leverage had a positive impact on returns. The Blended Benchmark does not use leverage.
Valuations of BDCs varied over the 12-month period ended November 30, 2019. On the price/book metric, valuations improved for the industry and the Fund’s Blended Benchmark BDC constituents from around .94x to almost 1.0x as of the end of November 2019. On the other hand, the dividend yield for the Blended Benchmark finished almost unchanged, while the yield spread relative to Treasuries widened, as BDC yields did not follow the trend in declining interest rates. Taken together, these valuation metrics show BDCs remaining in a reasonable range, while also reflecting a measure of caution with regard to the potential for slower economic growth, as indicated by the decline in Treasury yields.
MBS REIT return contributions were generally lower relative to BDCs. This industry faced challenges associated with high levels of mortgage refinancing, which compressed margins, lowered income and played a role in dividend reductions. Still, the Fund’s MBS REIT holdings generated positive returns for the same period. And similar to BDCs, the total return of the MBS REITs for the same period was predominantly delivered through dividend income.
Market and Fund Outlook
The Fund continues to focus on BDCs, which provide high levels of income, principally derived from the private debt markets. As lenders, BDC managers have had to navigate challenges related to declining interest rates and a competitive lending environment, against the backdrop of an economic expansion that in July 2019 became one of the longest in modern history.
BDC managers don’t dictate the general direction of interest rates, meaning that the income they earn can be directly affected by rate fluctuations. In this regard, it is often not possible for a BDC to maintain a particular level of income, even if the manager is underwriting good loans. Accordingly, we look for managers that we believe have differentiated lending capabilities; ones that create opportunities to make attractive risk-adjusted loans, while recognizing that changing interest rates may affect their overall profitability.
Looking forward, we remain optimistic regarding BDCs. The industry continues to grow, in size, number and quality. At the same time, we believe valuations remain reasonable and dividend yields remain among the highest for publicly traded stocks. In addition, we believe the industry has been prudent in applying higher levels of debt, after Congress amended the regulations in 2018.
We expect to maintain a smaller allocation to MBS REITs but believe valuations in the industry are attractive, given that margins seem poised to improve. However, the variable nature of MBS REIT dividends can create fluctuations in the Fund’s own income and for this reason, we continue to maintain a limited exposure.
[1]	Total return is based on the combination of reinvested dividend, capital gain and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in NAV per share for NAV returns and changes in Common Share Price for market value returns. Total returns do not reflect sales load and are not annualized for periods of less than one year. Past performance is not indicative of future results.

Portfolio Commentary (Continued)
First Trust Specialty Finance and Financial Opportunities Fund (FGB)
Annual Report
November 30, 2019 (Unaudited)
Although the Fund’s dividend did move lower, the level of income remains significant and because it is sourced from the private debt markets, we believe the Fund can play a constructive role in providing a differentiated income in investor portfolios.

First Trust Specialty Finance and Financial Opportunities Fund (FGB)
Portfolio of Investments
November 30, 2019
Shares	Description	Value
COMMON STOCKS – BUSINESS DEVELOPMENT COMPANIES – 113.2%
	Capital Markets – 113.2%
172,787	Alcentra Capital Corp. (a)	$1,555,083
333,700	Apollo Investment Corp. (a)	5,632,856
712,412	Ares Capital Corp. (a)	13,343,477
15,000	Bain Capital Specialty Finance, Inc.	292,950
627,594	Barings BDC, Inc. (a)	6,533,253
900	BlackRock Capital Investment Corp.	4,455
556,863	BlackRock TCP Capital Corp. (a)	8,063,376
20,238	Capital Southwest Corp. (a)	447,260
108,063	Goldman Sachs BDC, Inc. (a)	2,261,759
429,730	Golub Capital BDC, Inc. (a)	7,889,843
585,598	Hercules Capital, Inc. (a)	8,391,619
130,340	Investcorp Credit Management BDC, Inc. (a)	939,751
49,107	Main Street Capital Corp. (a)	2,117,003
466,714	Medley Capital Corp.	1,017,436
577,564	New Mountain Finance Corp. (a)	7,797,114
272,084	OFS Capital Corp. (a)	3,063,666
20,000	PennantPark Floating Rate Capital Ltd.	251,200
755,081	PennantPark Investment Corp. (a)	4,666,401
340,472	Portman Ridge Finance Corp.	714,991
295,709	Solar Capital Ltd. (a)	6,135,962
286,126	Stellus Capital Investment Corp. (a)	4,108,769
206,751	TPG Specialty Lending, Inc. (a)	4,463,754
453,845	TriplePoint Venture Growth BDC Corp. (a)	6,603,445
	Total Common Stocks - Business Development Companies	96,295,423
	(Cost $102,107,567)
REAL ESTATE INVESTMENT TRUSTS – 15.9%
	Mortgage Real Estate Investment Trusts – 15.9%
681,782	Annaly Capital Management, Inc. (a)	6,361,026
108,500	Capstead Mortgage Corp. (a)	844,130
434,949	Two Harbors Investment Corp. (a)	6,324,159
	Total Real Estate Investment Trusts	13,529,315
	(Cost $15,120,065)
	Total Investments – 129.1%	109,824,738
	(Cost $117,227,632) (b)
	Outstanding Loan – (29.4)%	(25,000,000)
	Net Other Assets and Liabilities – 0.3%	229,737
	Net Assets – 100.0%	$85,054,475

(a)	All or a portion of this security serves as collateral on the outstanding loan.
(b)	Aggregate cost for federal income tax purposes was $119,681,645. As of November 30, 2019, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $13,600,596 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $23,457,503. The net unrealized depreciation was $9,856,907.

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of November 30, 2019 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):
	Total Value at 11/30/2019	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks - Business Development Companies*	$ 96,295,423	$ 96,295,423	$ —	$ —
Real Estate Investment Trusts*	13,529,315	13,529,315	—	—
Total Investments	$ 109,824,738	$ 109,824,738	$—	$—

*	See Portfolio of Investments for industry breakout.

See Notes to Financial Statements

First Trust Specialty Finance and Financial Opportunities Fund (FGB)
Statement of Assets and Liabilities
November 30, 2019
ASSETS:
Investments, at value (Cost $117,227,632)	$ 109,824,738
Cash	205,047
Foreign currency (Cost $26)	20
Dividends receivable	255,411
Prepaid expenses	3,096
Total Assets	110,288,312
LIABILITIES:
Outstanding loan	25,000,000
Payables:
Investment advisory fees	90,617
Interest and fees on loan	53,874
Audit and tax fees	50,900
Shareholder reporting fees	12,980
Trustees’ fees and expenses	6,817
Transfer agent fees	5,774
Custodian fees	5,486
Administrative fees	4,596
Financial reporting fees	771
Legal fees	721
Other liabilities	1,301
Total Liabilities	25,233,837
NET ASSETS	$85,054,475
NET ASSETS consist of:
Paid-in capital	$ 114,868,857
Par value	143,622
Accumulated distributable earnings (loss)	(29,958,004)
NET ASSETS	$85,054,475
NET ASSET VALUE, per Common Share (par value $0.01 per Common Share)	$5.92
Number of Common Shares outstanding (unlimited number of Common Shares has been authorized)	14,362,212
See Notes to Financial Statements

First Trust Specialty Finance and Financial Opportunities Fund (FGB)
Statement of Operations
For the Year Ended November 30, 2019
INVESTMENT INCOME:
Dividends	$ 10,461,391
Interest	11,574
Total investment income	10,472,965
EXPENSES:
Investment advisory fees	1,086,989
Interest and fees on loan	805,580
Audit and tax fees	47,684
Shareholder reporting fees	47,502
Administrative fees	47,156
Transfer agent fees	32,345
Listing expense	23,571
Custodian fees	17,338
Trustees’ fees and expenses	16,275
Financial reporting fees	9,250
Legal fees	4,669
Other	8,347
Total expenses	2,146,706
NET INVESTMENT INCOME (LOSS)	8,326,259
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on investments	(4,080,290)
Net change in unrealized appreciation (depreciation) on investments	7,265,869
NET REALIZED AND UNREALIZED GAIN (LOSS)	3,185,579
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$ 11,511,838

See Notes to Financial Statements

First Trust Specialty Finance and Financial Opportunities Fund (FGB)
Statements of Changes in Net Assets
	Year Ended 11/30/2019	Year Ended 11/30/2018
OPERATIONS:
Net investment income (loss)	$ 8,326,259	$ 9,406,881
Net realized gain (loss)	(4,080,290)	(4,928,937)
Net change in unrealized appreciation (depreciation)	7,265,869	(3,682,446)
Net increase (decrease) in net assets resulting from operations	11,511,838	795,498
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment operations	(5,694,198)	(9,031,700)
Return of capital	(3,782,021)	(1,012,217)
Total distributions to shareholders	(9,476,219)	(10,043,917)
CAPITAL TRANSACTIONS:
Proceeds from Common Shares reinvested	59,205	43,261
Net increase (decrease) in net assets resulting from capital transactions	59,205	43,261
Total increase (decrease) in net assets	2,094,824	(9,205,158)
NET ASSETS:
Beginning of period	82,959,651	92,164,809
End of period	$ 85,054,475	$ 82,959,651
CAPITAL TRANSACTIONS were as follows:
Common Shares at beginning of period	14,352,033	14,344,765
Common Shares issued as reinvestment under the Dividend Reinvestment Plan	10,179	7,268
Common Shares at end of period	14,362,212	14,352,033
See Notes to Financial Statements

First Trust Specialty Finance and Financial Opportunities Fund (FGB)
Statement of Cash Flows
For the Year Ended November 30, 2019
Cash flows from operating activities:
Net increase (decrease) in net assets resulting from operations	$11,511,838
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by operating activities:
Purchases of investments	(7,529,779)
Sales, maturities and paydown of investments	8,382,221
Return of capital and realized gain distributions received from investments	221,314
Net realized gain/loss on investments	4,080,290
Net change in unrealized appreciation/depreciation on investments	(7,265,869)
Changes in assets and liabilities:
Increase in dividends receivable	(26,377)
Increase in prepaid expenses	(1,288)
Decrease in interest and fees payable on loan	(5,298)
Increase in investment advisory fees payable	527
Increase in audit and tax fees payable	4,450
Decrease in legal fees payable	(432)
Decrease in shareholder reporting fees payable	(4,069)
Decrease in administrative fees payable	(147)
Increase in custodian fees payable	1,141
Increase in transfer agent fees payable	2,869
Increase in Trustees’ fees and expenses payable	4,132
Increase in other liabilities payable	675
Cash provided by operating activities		$9,376,198
Cash flows from financing activities:
Proceeds from Common Shares reinvested	59,205
Distributions to Common Shareholders from investment operations	(8,205,804)
Distributions to Common Shareholders from return of capital	(3,782,021)
Cash used in financing activities		(11,928,620)
Decrease in cash and foreign currency		(2,552,422)
Cash and foreign currency at beginning of period		2,757,489
Cash and foreign currency at end of period		$205,067
Supplemental disclosure of cash flow information:
Cash paid during the period for interest and fees		$810,878

See Notes to Financial Statements

First Trust Specialty Finance and Financial Opportunities Fund (FGB)
Financial Highlights
For a Common Share outstanding throughout each period
	Year Ended November 30,
	2019	2018	2017	2016	2015
Net asset value, beginning of period	$ 5.78	$ 6.42	$ 6.82	$ 6.54	$ 7.72
Income from investment operations:
Net investment income (loss)	0.58	0.66	0.54	0.66	0.64
Net realized and unrealized gain (loss)	0.22	(0.60)	(0.24)	0.32	(1.12) (a)
Total from investment operations	0.80	0.06	0.30	0.98	(0.48)
Distributions paid to shareholders from:
Net investment income	(0.40)	(0.63)	(0.60)	(0.66)	(0.67)
Return of capital	(0.26)	(0.07)	(0.10)	(0.04)	(0.03)
Total distributions paid to Common Shareholders	(0.66)	(0.70)	(0.70)	(0.70)	(0.70)
Premiums from shares sold in at the market offering	—	—	—	—	0.00 (b)
Net asset value, end of period	$5.92	$5.78	$6.42	$6.82	$6.54 (a)
Market value, end of period	$5.90	$6.07	$6.38	$7.00	$6.17
Total return based on net asset value (c)	14.58%	1.09%	4.23%	16.39%	(6.25)% (a)
Total return based on market value (c)	8.74%	6.83%	0.91%	26.63%	(20.42)%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$ 85,054	$ 82,960	$ 92,165	$ 97,753	$ 93,659
Ratio of total expenses to average net assets	2.56%	2.38%	2.02%	1.87%	1.85%
Ratio of total expenses to average net assets excluding interest expense	1.60%	1.58%	1.52%	1.54%	1.63%
Ratio of net investment income (loss) to average net assets	9.95%	10.79%	7.66%	10.42%	9.14%
Portfolio turnover rate	7%	12%	5%	13%	10%
Indebtedness:
Total loan outstanding (in 000’s)	$ 25,000	$ 25,000	$ 25,000	$ 25,000	$ 25,000
Asset coverage per $1,000 of indebtedness (d)	$ 4,402	$ 4,318	$ 4,687	$ 4,910	$ 4,746

(a)	The Fund received a reimbursement from the sub-advisor in the amount of $15 in connection with a trade error, which represents less than $0.01 per share. Since the sub-advisor reimbursed the Fund, there was no effect on the total return.
(b)	Amount represents less than $0.01 per share.
(c)	Total return is based on the combination of reinvested dividend, capital gain and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan, and changes in net asset value per share for net asset value returns and changes in Common Share Price for market value returns. Total returns do not reflect sales load and are not annualized for periods of less than one year. Past performance is not indicative of future results.
(d)	Calculated by subtracting the Fund’s total liabilities (not including the loan outstanding) from the Fund’s total assets, and dividing by the outstanding loan balance in 000’s.
See Notes to Financial Statements

Notes to Financial Statements
First Trust Specialty Finance and Financial Opportunities Fund (FGB)
November 30, 2019
1. Organization
First Trust Specialty Finance and Financial Opportunities Fund (the “Fund”) is a non-diversified, closed-end management investment company organized as a Massachusetts business trust on March 20, 2007, and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund trades under the ticker symbol “FGB” on the New York Stock Exchange (“NYSE”).
The primary investment objective of the Fund is to seek a high level of current income. As a secondary objective, the Fund seeks an attractive total return. The Fund pursues its investment objectives by investing, under normal market conditions, at least 80% of its Managed Assets in a portfolio of securities of specialty finance and other financial companies that Confluence Investment Management LLC (“Confluence” or the “Sub-Advisor”) believes offer attractive opportunities for income and capital appreciation. Under normal market conditions, the Fund concentrates its investments in securities of companies within industries in the financial sector. “Managed Assets” means the total asset value of the Fund minus the sum of its liabilities, other than the principal amount of borrowings. There can be no assurance that the Fund will achieve its investment objectives. The Fund may not be appropriate for all investors.
2. Significant Accounting Policies
The Fund is considered an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies.” The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.
A. Portfolio Valuation
The net asset value (“NAV”) of the Common Shares of the Fund is determined daily as of the close of regular trading on the NYSE, normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Foreign securities are priced using data reflecting the earlier closing of the principal markets for those securities. The Fund’s NAV per Common Share is calculated by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses, dividends declared but unpaid and any borrowings of the Fund), by the total number of Common Shares outstanding.
The Fund’s investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Pricing Committee of the Fund’s investment advisor, First Trust Advisors L.P. (“First Trust” or the “Advisor”), in accordance with valuation procedures adopted by the Fund’s Board of Trustees, and in accordance with provisions of the 1940 Act. Investments valued by the Advisor’s Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. The Fund’s investments are valued as follows:
Common stocks, real estate investment trusts (“REITs”), and other equity securities listed on any national or foreign exchange (excluding The Nasdaq Stock Market LLC (“Nasdaq”) and the London Stock Exchange Alternative Investment Market (“AIM”)) are valued at the last sale price on the exchange on which they are principally traded or, for Nasdaq and AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the securities exchange representing the principal market for such securities.
Securities traded in an over-the-counter market are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price.
Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Fund’s Board of Trustees or its delegate, the Advisor’s Pricing Committee, at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a third-party pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the third-party pricing service, does not reflect the security’s fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value

Notes to Financial Statements (Continued)
First Trust Specialty Finance and Financial Opportunities Fund (FGB)
November 30, 2019
prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:
1)	the type of security;
2)	the size of the holding;
3)	the initial cost of the security;
4)	transactions in comparable securities;
5)	price quotes from dealers and/or third-party pricing services;
6)	relationships among various securities;
7)	information obtained by contacting the issuer, analysts, or the appropriate stock exchange;
8)	an analysis of the issuer’s financial statements; and
9)	the existence of merger proposals or tender offers that might affect the value of the security.
If the securities in question are foreign securities, the following additional information may be considered:
1)	the value of similar foreign securities traded on other foreign markets;
2)	ADR trading of similar securities;
3)	closed-end fund or exchange-traded fund trading of similar securities;
4)	foreign currency exchange activity;
5)	the trading prices of financial products that are tied to baskets of foreign securities;
6)	factors relating to the event that precipitated the pricing problem;
7)	whether the event is likely to recur; and
8)	whether the effects of the event are isolated or whether they affect entire markets, countries or regions.
The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:
•	Level 1 – Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.
•	Level 2 – Level 2 inputs are observable inputs, either directly or indirectly, and include the following:
o	Quoted prices for similar investments in active markets.
o	Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.
o	Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).
o	Inputs that are derived principally from or corroborated by observable market data by correlation or other means.
•	Level 3 – Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the investment.
The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value the Fund’s investments as of November 30, 2019, is included with the Fund’s Portfolio of Investments.
B. Securities Transactions and Investment Income
Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded daily on the accrual basis.
The Fund holds shares of business development companies (“BDCs”) and may hold shares of exchange-traded funds (“ETFs”). The Fund records the character of distributions received from the BDCs during the year based on estimates available. The tax character of distributions received from these securities may vary when reported by the issuer after their tax reporting periods conclude.

Notes to Financial Statements (Continued)
First Trust Specialty Finance and Financial Opportunities Fund (FGB)
November 30, 2019
Distributions received from the Fund’s investments in REITs may be comprised of return of capital, capital gains, and income. The actual character of the amounts received during the year are not known until after the REITs’ fiscal year end. The Fund records the character of distributions received from the REITs during the year based on estimates available. The characterization of distributions received by the Fund may be subsequently revised based on information received from the REITs after their tax reporting periods conclude.
C. Dividends and Distributions to Shareholders
Dividends from net investment income of the Fund are declared and paid quarterly or as the Board of Trustees may determine from time to time. Distributions of any net realized capital gains earned by the Fund are distributed at least annually. Distributions will automatically be reinvested into additional Common Shares pursuant to the Fund’s Dividend Reinvestment Plan unless cash distributions are elected by the shareholder.
Distributions from net investment income and realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Fund and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some point in the future. Permanent differences incurred during the fiscal year ended November 30, 2019, primarily as a result of the expiration of pre-enactment net capital losses, prior year tax character of REIT and BDC distributions, have been reclassified at year end to reflect a decrease in accumulated net investment income (loss) by $120,455, an increase in accumulated net realized gain (loss) on investments by $5,452,015, and a decrease to paid-in-capital of $5,331,560. Accumulated distributable earnings (loss) consists of accumulated net investment income (loss), accumulated net realized gain (loss) on investments, and unrealized appreciation (depreciation) on investments. Net assets were not affected by this reclassification.
The tax character of distributions paid by the Fund during the fiscal years ended November 30, 2019 and 2018, was as follows:
Distributions paid from:	2019	2018
Ordinary income	$8,205,804	$9,030,428
Capital gains	—	—
Return of capital	3,782,021	1,012,217
As of November 30, 2019, the components of distributable earnings and net assets on a tax basis were as follows:
Undistributed ordinary income	$—
Undistributed capital gains	—
Total undistributed earnings	—
Accumulated capital and other losses	(20,101,090)
Net unrealized appreciation (depreciation)	(9,856,914)
Total accumulated earnings (losses)	(29,958,004)
Other	—
Paid-in capital	115,012,479
Total net assets	$85,054,475
D. Income Taxes
The Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing and amount of distributions, the Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of the Fund’s taxable income exceeds the distributions from such taxable income for the calendar year.
Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses arising in taxable years beginning after December 22, 2010, may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses. At November 30, 2019, the Fund had post-enactment net capital losses of $20,101,090 to be carried forward indefinitely.

Notes to Financial Statements (Continued)
First Trust Specialty Finance and Financial Opportunities Fund (FGB)
November 30, 2019
At the taxable year ended November 30, 2019, $5,452,015 of the Fund’s capital loss carryforward expired.
Certain losses realized during the current fiscal year may be deferred and treated as occurring on the first day of the following fiscal year for federal income tax purposes. For the fiscal year ended November 30, 2019, the Fund did not incur any net ordinary losses.
The Fund is subject to certain limitations under the U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership.
The Fund is subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. Taxable years ended 2016, 2017, 2018, and 2019 remain open to federal and state audit. As of November 30, 2019, management has evaluated the application of these standards to the Fund, and has determined that no provision for income tax is required in the Fund’s financial statements for uncertain tax positions.
E. Expenses
The Fund will pay all expenses directly related to its operations.
F. New Accounting Pronouncement
On August 28, 2018, the FASB issued Accounting Standards Update (“ASU”) 2018-13, “Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurement,” which amends the fair value measurement disclosure requirements of ASC 820. The amendments of ASU 2018-13 include new, eliminated, and modified disclosure requirements of ASC 820. In addition, the amendments clarify that materiality is an appropriate consideration of entities when evaluating disclosure requirements. The ASU is effective for fiscal years beginning after December 15, 2019, including interim periods therein. Early adoption is permitted for any eliminated or modified disclosures upon issuance of this ASU. The Fund has early adopted ASU 2018-13 for these financial statements, which did not result in a material impact.
3. Investment Advisory Fee, Affiliated Transactions and Other Fee Arrangements
First Trust, the investment advisor to the Fund, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for the ongoing monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain administrative services necessary for the management of the Fund. For these investment management services, First Trust is entitled to a monthly fee calculated at an annual rate of 1.00% of the Fund’s Managed Assets. First Trust also provides fund reporting services to the Fund for a flat annual fee in the amount of $9,250.
Confluence serves as the Fund’s sub-advisor and manages the Fund’s portfolio subject to First Trust’s supervision. The Sub-Advisor receives a portfolio management fee at an annual rate of 0.50% of the Fund’s Managed Assets that is paid by First Trust from its investment advisory fee.
BNY Mellon Investment Servicing (US) Inc. (“BNYM IS”) serves as the Fund’s transfer agent in accordance with certain fee arrangements. As transfer agent, BNYM IS is responsible for maintaining shareholder records for the Fund. The Bank of New York Mellon (“BNYM”) serves as the Fund’s administrator, fund accountant, and custodian in accordance with certain fee arrangements. As administrator and fund accountant, BNYM is responsible for providing certain administrative and accounting services to the Fund, including maintaining the Fund’s books of account, records of the Fund’s securities transactions, and certain other books and records. As custodian, BNYM is responsible for custody of the Fund’s assets. BNYM IS and BNYM are subsidiaries of The Bank of New York Mellon Corporation, a financial holding company.
Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates (“Independent Trustees”) is paid a fixed annual retainer that is allocated equally among each fund in the First Trust Fund Complex. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, a defined-outcome fund or an index fund.
Additionally, the Lead Independent Trustee and the Chairmen of the Audit Committee, Nominating and Governance Committee and Valuation Committee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Independent Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and Committee Chairmen rotate every three years. The officers and “Interested” Trustee receive no compensation from the Fund for acting in such capacities.

Notes to Financial Statements (Continued)
First Trust Specialty Finance and Financial Opportunities Fund (FGB)
November 30, 2019
4. Purchases and Sales of Securities
The cost of purchases and proceeds from sales of securities, excluding short-term investments, for the fiscal year ended November 30, 2019, were $7,529,779 and $8,382,221, respectively.
5. Borrowings
The Fund has a committed facility agreement (the “BNP Facility”) with BNP Paribas Prime Brokerage International, Ltd. (“PBL”), which currently has a maximum commitment amount of $25,000,000. Absent certain events of default or failure to maintain certain collateral requirements, PBL may not terminate the BNP Facility except upon 179 calendar days’ prior notice. The interest rate under the BNP Facility is equal to the 1-month LIBOR plus 85 basis points. In addition, under the BNP Facility, the Fund pays a commitment fee of 0.55% on the undrawn amount. Prior to May 22, 2019, the commitment fee was equal to 0.85%.
The average amount outstanding for the year ended November 30, 2019 was $25,000,000, with a weighted average interest rate of 3.13%. As of November 30, 2019, the Fund had outstanding borrowings of $25,000,000 under the BNP Facility. The high and low annual interest rates for the year ended November 30, 2019 were 3.37% and 2.54%, respectively, and the interest rate at November 30, 2019 was 2.55%.
6. Indemnification
The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
7. Financial Sector Concentration Risk
Under normal market conditions, the Fund invests at least 80% of its Managed Assets in securities of companies within industries in the financial sector. A fund concentrated in a single industry or sector is likely to present more risks than a fund that is broadly diversified over several industries or groups of industries. Compared to the broad market, an individual sector may be more strongly affected by changes in the economic climate, broad market shifts, moves in a particular dominant stock, or regulatory changes. Specialty finance and other financial companies in general are subject to extensive government regulation, which may change frequently. The profitability of specialty finance and other financial companies is largely dependent upon the availability and cost of capital funds, and may fluctuate significantly in response to changes in interest rates, as well as changes in general economic conditions. From time to time, severe competition may also affect the profitability of specialty finance and other financial companies. Financial companies can be highly dependent upon access to capital markets and any impediments to such access, such as general economic conditions or a negative perception in the capital markets of a company’s financial condition or prospects, could adversely affect its business. Leasing companies can be negatively impacted by changes in tax laws which affect the types of transactions in which such companies engage.
8. Subsequent Events
Management has evaluated the impact of all subsequent events to the Fund through the date the financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements that have not already been disclosed.

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of First Trust Specialty Finance and Financial Opportunities Fund:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of First Trust Specialty Finance and Financial Opportunities Fund (the “Fund”), including the portfolio of investments, as of November 30, 2019, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of November 30, 2019, and the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of November 30, 2019, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.
Chicago, Illinois
January 24, 2020
We have served as the auditor of one or more First Trust investment companies since 2001.

Additional Information
First Trust Specialty Finance and Financial Opportunities Fund (FGB)
November 30, 2019 (Unaudited)
Dividend Reinvestment Plan
If your Common Shares are registered directly with the Fund or if you hold your Common Shares with a brokerage firm that participates in the Fund’s Dividend Reinvestment Plan (the “Plan”), unless you elect, by written notice to the Fund, to receive cash distributions, all dividends, including any capital gain distributions, on your Common Shares will be automatically reinvested by BNY Mellon Investment Servicing (US) Inc. (the “Plan Agent”), in additional Common Shares under the Plan. If you elect to receive cash distributions, you will receive all distributions in cash paid by check mailed directly to you by the Plan Agent, as the dividend paying agent.
If you decide to participate in the Plan, the number of Common Shares you will receive will be determined as follows:
(1)	If Common Shares are trading at or above net asset value (“NAV”) at the time of valuation, the Fund will issue new shares at a price equal to the greater of (i) NAV per Common Share on that date or (ii) 95% of the market price on that date.
(2)	If Common Shares are trading below NAV at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and will purchase Common Shares in the open market, on the NYSE or elsewhere, for the participants’ accounts. It is possible that the market price for the Common Shares may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in Common Shares issued by the Fund. The Plan Agent will use all dividends and distributions received in cash to purchase Common Shares in the open market within 30 days of the valuation date except where temporary curtailment or suspension of purchases is necessary to comply with federal securities laws. Interest will not be paid on any uninvested cash payments.
You may elect to opt-out of or withdraw from the Plan at any time by giving written notice to the Plan Agent, or by telephone at (866) 340-1104, in accordance with such reasonable requirements as the Plan Agent and the Fund may agree upon. If you withdraw or the Plan is terminated, you will receive a certificate for each whole share in your account under the Plan, and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus brokerage commissions.
The Plan Agent maintains all Common Shareholders’ accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Common Shares in your account will be held by the Plan Agent in non-certificated form. The Plan Agent will forward to each participant any proxy solicitation material and will vote any shares so held only in accordance with proxies returned to the Fund. Any proxy you receive will include all Common Shares you have received under the Plan.
There is no brokerage charge for reinvestment of your dividends or distributions in Common Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.
Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions. Capital gains and income are realized although cash is not received by you. Consult your financial advisor for more information.
If you hold your Common Shares with a brokerage firm that does not participate in the Plan, you will not be able to participate in the Plan and any dividend reinvestment may be effected on different terms than those described above.
The Fund reserves the right to amend or terminate the Plan if in the judgment of the Board of Trustees the change is warranted. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained by writing BNY Mellon Investment Servicing (US) Inc., 301 Bellevue Parkway, Wilmington, Delaware 19809.
Proxy Voting Policies and Procedures
A description of the policies and procedures that the Fund uses to determine how to vote proxies and information on how the Fund voted proxies relating to portfolio investments during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Fund’s website at www.ftportfolios.com; and (3) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.
Portfolio Holdings
The Fund files portfolio holdings information for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be publicly available on the

Additional Information (Continued)
First Trust Specialty Finance and Financial Opportunities Fund (FGB)
November 30, 2019 (Unaudited)
SEC’s website at www.sec.gov. The Fund’s complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year is included in the semi-annual and annual reports to shareholders, respectively, and is filed with the SEC on Form N-CSR. The semi-annual and annual report for the Fund is available to investors within 60 days after the period to which it relates. The Fund’s Forms N-PORT and Forms N-CSR are available on the SEC’s website listed above.
Tax Information
Of the ordinary income (including short-term capital gain) distributions made by the Fund during the fiscal year ended November 30, 2019, none qualified for the corporate dividends received deduction available to corporate shareholders or as qualified dividend income.
NYSE Certification Information
In accordance with Section 303A-12 of the New York Stock Exchange (“NYSE”) Listed Company Manual, the Fund’s President has certified to the NYSE that, as of April 11, 2019, he was not aware of any violation by the Fund of NYSE corporate governance listing standards. In addition, the Fund’s reports to the SEC on Form N-CSR contain certifications by the Fund’s principal executive officer and principal financial officer that relate to the Fund’s public disclosure in such reports and are required by Rule 30a-2 under the 1940 Act.
Submission of Matters to a Vote of Shareholders
The Fund held its Annual Meeting of Shareholders (the “Annual Meeting”) on April 8, 2019. At the Annual Meeting, James A. Bowen and Niel B. Nielson were elected by the Common Shareholders of the First Trust Specialty Finance and Financial Opportunities Fund as Class III Trustees for a three-year term expiring at the Fund’s annual meeting of shareholders in 2022. The number of votes cast in favor of Mr. Bowen was 13,018,285, the number of votes against was 385,005 and the number of broker non-votes was 950,962. The number of votes cast in favor of Mr. Nielson was 13,012,047, the number of votes against was 391,243 and the number of broker non-votes was 950,962. Richard E. Erickson, Thomas R. Kadlec and Robert F. Keith are the other current and continuing Trustees.
Risk Considerations
The following discussion summarizes certain (but not all) of the principal risks associated with investing in the Fund. The Fund is subject to the informational requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940 and, in accordance therewith, files reports, proxy statements and other information that is available for review. The order of the below risk factors does not indicate the significance of any particular risk factor.
Business Development Company (“BDC”) Risk. Investments in closed-end funds that elect to be treated as BDCs may be subject to a high degree of risk. BDCs typically invest in small and medium-sized private and certain public companies that may not have access to public equity markets or capital raising, and investments in these companies present a greater risk of loss due to the companies’ youth and limited track record. As a result, a BDC’s portfolio could include a substantial amount of securities purchased in private placements, and its portfolio may carry risks similar to those of a private equity or venture capital fund. Securities that are not publicly registered may be difficult to value and may be difficult to sell at a price representative of their intrinsic value. Investments in BDCs are subject to various risks, including management’s ability to meet the BDC’s investment objective, and to manage the BDC’s portfolio when the underlying securities are redeemed or sold, during periods of market turmoil and as investors’ perceptions regarding a BDC or its underlying investments change. Certain BDCs in which the Fund invests employ the use of leverage in their portfolios through borrowings or in the issuance of preferred stock. While leverage often serves to increase the yield of a BDC, the leverage also subjects the BDC to increased risks, including the likelihood of increased volatility and the possibility that the BDC’s common share income will fall if the dividend rate on any preferred shares or the interest rate on any borrowings rises. In addition, the market price for BDCs, together with other dividend paying stocks, may be negatively affected by a rise in interest rates. Alternatively, declining interest rates could adversely impact the earnings of BDCs in which the Fund invests, as new loan originations would likely be made at lower yields. BDC shares are not redeemable at the option of the BDC shareholder and, as with shares of other closed-end funds, they may trade in the secondary market at a discount to their NAV.
Cyber Security Risk. The Fund is susceptible to potential operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause the Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. Cyber security breaches may involve unauthorized access to the Fund’s digital information systems through “hacking” or malicious software coding, but may also result from outside attacks such as denial-of-service attacks through efforts to make network services unavailable to intended users. In addition, cyber security breaches of the Fund’s third-party service providers, such as its administrator, transfer agent, custodian, or

Additional Information (Continued)
First Trust Specialty Finance and Financial Opportunities Fund (FGB)
November 30, 2019 (Unaudited)
sub-advisor, as applicable, or issuers in which the Fund invests, can also subject the Fund to many of the same risks associated with direct cyber security breaches. The Fund has established risk management systems designed to reduce the risks associated with cyber security. However, there is no guarantee that such efforts will succeed, especially because the Fund does not directly control the cyber security systems of issuers or third party service providers.
Financial Sector Concentration Risk. Under normal market conditions, the Fund invests at least 80% of its managed assets in securities of companies within industries in the financial sector. A fund concentrated in a single industry or sector is likely to present more risks than a fund that is broadly diversified over several industries or groups of industries. Compared to the broad market, an individual sector may be more strongly affected by changes in the economic climate, broad market shifts, moves in a particular dominant stock, or regulatory changes. Specialty finance and other financial companies in general are subject to extensive government regulation, which may change frequently. The profitability of specialty finance and other financial companies is largely dependent upon the availability and cost of capital funds, and may fluctuate significantly in response to changes in interest rates, as well as changes in general economic conditions. From time to time, severe competition may also affect the profitability of specialty finance and other financial companies. Financial companies can be highly dependent upon access to capital markets and any impediments to such access, such as general economic conditions or a negative perception in the capital markets of a company’s financial condition or prospects, could adversely affect its business. Leasing companies may be negatively impacted by changes in tax laws which affect the types of transactions in which such companies engage.
Illiquid Securities Risk. Illiquid securities may be difficult to dispose of at a fair price at the times when the Fund believes it is desirable to do so. The market price of illiquid securities generally is more volatile than that of more liquid securities, which may adversely affect the price that the Fund pays for or recovers upon the sale of such securities. Illiquid securities are also more difficult to value, especially in challenging markets.
Income Risk. The income common shareholders receive from the Fund is based primarily on the dividends and interest it earns from its investments, which can vary widely over the short and long-term. If prevailing market interest rates drop, distribution rates of the Fund’s portfolio holdings may decline which then may adversely affect the Fund’s distributions on its common shares as well. The Fund’s income also would likely be adversely affected when prevailing short-term interest rates increase and the Fund is utilizing leverage.
Leverage Risk. The use of leverage by the Fund can magnify the effect of any losses. If the income and gains from the securities and investments purchased with leverage proceeds do not cover the cost of leverage, the return to the common shares will be less than if leverage had not been used. Leverage involves risks and special considerations for common shareholders including: the likelihood of greater volatility of net asset value and market price of the common shares than a comparable portfolio without leverage; the risk that fluctuations in interest rates on borrowings will reduce the return to the common shareholders or will result in fluctuations in the dividends paid on the common shares; in a declining market, the use of leverage is likely to cause a greater decline in the net asset value of the common shares than if the Fund were not leveraged, which may result in a greater decline in the market price of the common shares; and when the Fund uses certain types of leverage, the investment advisory fee payable to the Advisor and by the Advisor to the Sub-Advisor will be higher than if the Fund did not use leverage.
Management Risk and Reliance on Key Personnel. The implementation of the Fund’s investment strategy depends upon the continued contributions of certain key employees of the Advisor and Sub-Advisor, some of whom have unique talents and experience and would be difficult to replace. The loss or interruption of the services of a key member of the portfolio management team could have a negative impact on the Fund.
Market Discount from Net Asset Value. Shares of closed-end investment companies such as the Fund frequently trade at a discount from their net asset value. The Fund cannot predict whether its common shares will trade at, below or above net asset value.
Non-Diversification. The Fund is a non-diversified investment company under the 1940 Act and will not be treated as a regulated investment company under the Internal Revenue Code of 1986. Accordingly, the diversification-specific regulatory requirements under the 1940 Act and the Internal Revenue Code of 1986 regarding the minimum number or size of portfolio securities do not apply to the Fund.
Potential Conflicts of Interest Risk. First Trust, Confluence and the portfolio managers have interests which may conflict with the interests of the Fund. In particular, First Trust and Confluence currently manage and may in the future manage and/or advise other investment funds or accounts with the same or substantially similar investment objective and strategies as the Fund. In addition, while the Fund is using leverage, the amount of the fees paid to First Trust (and by First Trust to Confluence) for investment advisory and management services are higher than if the Fund did not use leverage because the fees paid are calculated based on managed assets. Therefore, First Trust and Confluence have a financial incentive to leverage the Fund.

Additional Information (Continued)
First Trust Specialty Finance and Financial Opportunities Fund (FGB)
November 30, 2019 (Unaudited)
REIT, Mortgage-Related and Asset-Backed Securities Risk. Investing in REITs involves certain unique risks in addition to investing in the real estate industry in general. REITs are subject to interest rate risk (especially mortgage REITs) and the risk of default by lessees or borrowers. An equity REIT may be affected by changes in the value of the underlying properties owned by the REIT. A mortgage REIT may be affected by the ability of the issuers of its portfolio of mortgages to repay their obligations. REITs whose underlying assets are concentrated in properties used by a particular industry are also subject to risks associated with such industry. REITs may have limited financial resources, their securities may trade less frequently and in a limited volume, and their securities may be subject to more abrupt or erratic price movements than larger company securities. In addition to REITs, the Fund may invest in a variety of other mortgage-related securities, including commercial mortgage securities and other mortgage-backed instruments. Mortgage-related securities are susceptible to adverse economic, political or regulatory events that affect the value of real estate. Mortgage-related securities are also significantly affected by other factors such as borrower defaults, delinquencies, realized or liquidation losses and other shortfalls. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates, and may reduce the market value of the securities.
In addition, mortgage-related securities are subject to prepayment risk, the risk that borrowers may pay off their mortgages sooner than expected, particularly when interest rates decline. This can reduce the Fund’s returns because the Fund may have to reinvest that money at lower prevailing interest rates.
The Fund’s investments in other asset-backed securities are subject to risks similar to those associated with mortgage-backed securities, as well as additional risks associated with the nature of the assets and the servicing of those assets. In general, mortgage-related securities and asset-backed securities are subject to credit risk, extension risk, interest rate risk, liquidity risk and valuation risk.
Specialty Finance and Other Financial Companies Risks. The profitability of specialty finance and other financial companies in which the Fund may invest is largely dependent upon the availability and cost of capital, and may fluctuate significantly in response to changes in interest rates, as well as changes in general economic conditions. Any impediments to a specialty finance or other financial company’s access to capital markets, such as those caused by general economic conditions or a negative perception in the capital markets or the company’s financial condition or prospects, could adversely affect such company’s business. From time to time, severe competition may also affect the profitability of specialty finance and other financial companies. Specialty finance and other financial companies are subject to rapid business changes, significant competition, value fluctuations due to the concentration of loans in particular industries significantly affected by economic conditions (such as real estate or energy) and volatile performance based upon the availability and cost of capital and prevailing interest rates. In addition, credit and other losses resulting from the financial difficulties of borrowers or other third parties potentially may have an adverse effect on companies in these industries.
Valuation Risk. The valuation of the Fund’s investments may carry more risk than that of traditional common stock. Uncertainties in the conditions of the financial market, unreliable reference data, lack of transparency and inconsistency of valuation models and processes may lead to inaccurate asset pricing.
Advisory and Sub-Advisory Agreements
Board Considerations Regarding Approval of Continuation of Investment Management and Investment Sub-Advisory Agreements
The Board of Trustees (the “Board”) of First Trust Specialty Finance and Financial Opportunities Fund (the “Fund”), including the Independent Trustees, unanimously approved the continuation of the Investment Management Agreement (the “Advisory Agreement”) between the Fund and First Trust Advisors L.P. (the “Advisor”) and the Investment Sub-Advisory Agreement (the “Sub-Advisory Agreement” and together with the Advisory Agreement, the “Agreements”) among the Fund, the Advisor and Confluence Investment Management LLC (the “Sub-Advisor”). The Board approved the continuation of the Agreements for a one year period ending June 30, 2020 at a meeting held on June 2, 2019. The Board determined that the continuation of the Agreements is in the best interests of the Fund in light of the nature, extent and quality of the services provided and such other matters as the Board considered to be relevant in the exercise of its reasonable business judgment.
To reach this determination, the Board considered its duties under the Investment Company Act of 1940, as amended (the “1940 Act”), as well as under the general principles of state law, in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. At meetings held on April 18, 2019 and June 2, 2019, the Board, including the Independent Trustees, reviewed materials provided by the Advisor and the Sub-Advisor responding to requests for information from counsel to the Independent Trustees, submitted on behalf of the Independent Trustees, that, among other things, outlined: the services provided by the Advisor and the Sub-Advisor to the Fund (including the relevant personnel responsible for these services and their experience); the advisory fee rate payable by the Fund and the sub-advisory fee rate as compared to fees charged to a peer group of funds (the

Additional Information (Continued)
First Trust Specialty Finance and Financial Opportunities Fund (FGB)
November 30, 2019 (Unaudited)
“Expense Group”) and a broad peer universe of funds (the “Expense Universe”), each assembled by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent source, and as compared to fees charged to other clients of the Advisor and the Sub-Advisor; the expense ratio of the Fund as compared to expense ratios of the funds in the Fund’s Expense Group and Expense Universe; performance information for the Fund, including comparisons of the Fund’s performance to that of one or more relevant benchmark indexes and to that of a performance group of funds and a broad performance universe of funds (the “Performance Universe”), each assembled by Broadridge; the nature of expenses incurred in providing services to the Fund and the potential for economies of scale, if any; financial data on the Advisor and the Sub Advisor; any fall out benefits to the Advisor and the Sub Advisor; and information on the Advisor’s and the Sub Advisor’s compliance programs. The Board reviewed initial materials with the Advisor at the meeting held on April 18, 2019, prior to which the Independent Trustees and their counsel met separately to discuss the information provided by the Advisor and the Sub-Advisor. Following the April meeting, independent legal counsel on behalf of the Independent Trustees requested certain clarifications and supplements to the materials provided, and the information provided in response to those requests was considered at an executive session of the Independent Trustees and independent legal counsel held prior to the June 2, 2019 meeting, as well as at the meeting held that day. The Board applied its business judgment to determine whether the arrangements between the Fund and the Advisor and among the Fund, the Advisor and the Sub Advisor continue to be reasonable business arrangements from the Fund’s perspective. The Board determined that, given the totality of the information provided with respect to the Agreements, the Board had received sufficient information to renew the Agreements. The Board considered that shareholders chose to invest or remain invested in the Fund knowing that the Advisor and the Sub Advisor manage the Fund.
In reviewing the Agreements, the Board considered the nature, extent and quality of the services provided by the Advisor and the Sub Advisor under the Agreements. With respect to the Advisory Agreement, the Board considered that the Advisor is responsible for the overall management and administration of the Fund and reviewed all of the services provided by the Advisor to the Fund, including the oversight of the Sub Advisor, as well as the background and experience of the persons responsible for such services. The Board noted that the Advisor oversees the Sub-Advisor’s day-to-day management of the Fund’s investments, including portfolio risk monitoring and performance review. In reviewing the services provided, the Board noted the compliance program that had been developed by the Advisor and considered that it includes a robust program for monitoring the Advisor’s, the Sub Advisor’s and the Fund’s compliance with the 1940 Act, as well as the Fund’s compliance with its investment objectives, policies and restrictions. The Board also considered a report from the Advisor with respect to its risk management functions related to the operation of the Fund. Finally, as part of the Board’s consideration of the Advisor’s services, the Advisor, in its written materials and at the April 18, 2019 meeting, described to the Board the scope of its ongoing investment in additional infrastructure and personnel to maintain and improve the quality of services provided to the Fund and the other funds in the First Trust Fund Complex. With respect to the Sub-Advisory Agreement, the Board reviewed the materials provided by the Sub-Advisor and considered the services that the Sub-Advisor provides to the Fund, including the Sub-Advisor’s day-to-day management of the Fund’s investments. In considering the Sub-Advisor’s management of the Fund, the Board noted the background and experience of the Sub-Advisor’s portfolio management team, including the Board’s prior meetings with members of the portfolio management team.
In light of the information presented and the considerations made, the Board concluded that the nature, extent and quality of the services provided to the Fund by the Advisor and the Sub Advisor under the Agreements have been and are expected to remain satisfactory and that the Sub Advisor, under the oversight of the Advisor, has managed the Fund consistent with its investment objectives, policies and restrictions.
The Board considered the advisory and sub advisory fee rates payable under the Agreements for the services provided. The Board noted that the sub-advisory fee is paid by the Advisor from its advisory fee. The Board received and reviewed information showing the advisory fee rates and expense ratios of the peer funds in the Expense Group, as well as advisory and unitary fee rates charged by the Advisor and the Sub-Advisor to other fund and non-fund clients, as applicable. With respect to the Expense Group, the Board, at the April 18, 2019 meeting, discussed with Broadridge its methodology for assembling peer groups and discussed with the Advisor limitations in creating a relevant peer group for the Fund, including that (i) the Fund is unique in its composition, which makes assembling peers with similar strategies and asset mix difficult; (ii) not all peer funds employ an advisor/sub-advisor management structure; and (iii) certain peer fund assets are larger than those of the Fund, in which case the comparison causes the fixed expenses of the Fund to be larger on a percentage basis. The Board took these limitations into account in considering the peer data, and noted that the advisory fee rate payable by the Fund, based on average managed assets, was equal to the median advisory fee of the peer funds in the Expense Group. With respect to fees charged to other clients, the Board considered differences between the Fund and other clients that limited their comparability. In considering the advisory fee rate overall, the Board also considered the Advisor’s statement that it seeks to meet investor needs through innovative and value-added investment solutions and the Advisor’s description of its long-term commitment to the Fund.
The Board considered performance information for the Fund. The Board noted the process it has established for monitoring the Fund’s performance and portfolio risk on an ongoing basis, which includes quarterly performance reporting from the Advisor and Sub-Advisor for the Fund. The Board determined that this process continues to be effective for reviewing the Fund’s performance. The

Additional Information (Continued)
First Trust Specialty Finance and Financial Opportunities Fund (FGB)
November 30, 2019 (Unaudited)
Board received and reviewed information comparing the Fund’s performance for periods ended December 31, 2018 to the performance of the funds in the Performance Universe and to that of a blended benchmark index. In reviewing the Fund’s performance as compared to the performance of the Performance Universe, the Board took into account the limitations described above with respect to creating a relevant peer group for the Fund. Based on the information provided on net asset value performance, the Board noted that the Fund outperformed the Performance Universe median for the one-, three- and ten-year periods ended December 31, 2018 but underperformed the Performance Universe median for the five-year period ended December 31, 2018. The Board also noted that the Fund underperformed the blended benchmark index for the one-, three-, five- and ten-year periods ended December 31, 2018. In addition, the Board considered information provided by the Advisor on the impact of leverage on the Fund’s returns. The Board also received information on the Fund’s annual distribution rate as of December 31, 2018 and the Fund’s average trading discount for various periods and comparable information for a peer group.
On the basis of all the information provided on the fees, expenses and performance of the Fund and the ongoing oversight by the Board, the Board concluded that the advisory and sub advisory fees continue to be reasonable and appropriate in light of the nature, extent and quality of the services provided by the Advisor and the Sub-Advisor to the Fund under the Agreements.
The Board considered information and discussed with the Advisor whether there were any economies of scale in connection with providing advisory services to the Fund and noted the Advisor’s statement that it believes its expenses will likely increase over the next twelve months as the Advisor continues to hire personnel and build infrastructure, including technology, to improve services to the Fund. The Board determined that due to the Fund’s closed-end structure, the potential for realization of economies of scale as Fund assets grow was not a material factor to be considered. The Board considered the revenues and allocated costs (including the allocation methodology) of the Advisor in serving as investment advisor to the Fund for the twelve months ended December 31, 2018 and the estimated profitability level for the Fund calculated by the Advisor based on such data, as well as complex-wide and product-line profitability data, for the same period. The Board noted the inherent limitations in the profitability analysis and concluded that, based on the information provided, the Advisor’s profitability level for the Fund was not unreasonable. In addition, the Board considered fall-out benefits described by the Advisor that may be realized from its relationship with the Fund, including the Advisor’s compensation for fund reporting services pursuant to a separate Fund Reporting Services Agreement. The Board concluded that the character and amount of potential fall-out benefits to the Advisor were not unreasonable.
The Board considered that many of the Sub-Advisor’s costs are fixed, allowing for economies of scale. The Board did not review the profitability of the Sub-Advisor with respect to the Fund. The Board noted that the Advisor pays the Sub-Advisor from its advisory fee and its understanding that the Fund’s sub-advisory fee rate was the product of an arm’s length negotiation. The Board concluded that the profitability analysis for the Advisor was more relevant. The Board considered fall-out benefits that may be realized by the Sub-Advisor and one of its affiliates from their relationship with the Fund, including that the Sub-Advisor may enter into soft dollar and commission sharing arrangements, and considered a summary of such arrangements. The Board noted the Sub-Advisor’s statement that it benefits from greater exposure to companies and the ability to expand its scope within the specialty finance sector. The Board concluded that the character and amount of potential fall-out benefits to the Sub-Advisor were not unreasonable.
Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, unanimously determined that the terms of the Agreements continue to be fair and reasonable and that the continuation of the Agreements is in the best interests of the Fund. No single factor was determinative in the Board’s analysis.

Board of Trustees and Officers
First Trust Specialty Finance and Financial Opportunities Fund (FGB)
November 30, 2019 (Unaudited)
The following tables identify the Trustees and Officers of the Fund. Unless otherwise indicated, the address of all persons is 120 East Liberty Drive, Suite 400, Wheaton, IL 60187.
Name, Year of Birth and Position with the Fund	Term of Office and Year First Elected or Appointed(1)	Principal Occupations During Past 5 Years	Number of Portfolios in the First Trust Fund Complex Overseen by Trustee	Other Trusteeships or Directorships Held by Trustee During Past 5 Years
INDEPENDENT TRUSTEES
Richard E. Erickson, Trustee (1951)	• Three Year Term • Since Fund Inception	Physician; Officer, Wheaton Orthopedics; Limited Partner, Gundersen Real Estate Limited Partnership (June 1992 to December 2016); Member, Sportsmed LLC (April 2007 to November 2015)	169	None
Thomas R. Kadlec, Trustee (1957)	• Three Year Term• Since Fund Inception	President, ADM Investor Services, Inc. (Futures Commission Merchant)	169	Director of ADM Investor Services, Inc., ADM Investor Services International, Futures Industry Association, and National Futures Association
Robert F. Keith, Trustee (1956)	• Three Year Term • Since Fund Inception	President, Hibs Enterprises (Financial and Management Consulting)	169	Director of Trust Company of Illinois
Niel B. Nielson, Trustee (1954)	• Three Year Term • Since Fund Inception	Senior Advisor (August 2018 to Present), Managing Director and Chief Operating Officer (January 2015 to August 2018), Pelita Harapan Educational Foundation (Educational Products and Services); President and Chief Executive Officer (June 2012 to September 2014), Servant Interactive LLC (Educational Products and Services); President and Chief Executive Officer (June 2012 to September 2014), Dew Learning LLC (Educational Products and Services)	169	None
INTERESTED TRUSTEE
James A. Bowen(2), Trustee and Chairman of the Board (1955)	• Three Year Term • Since Fund Inception	Chief Executive Officer, First Trust Advisors L.P. and First Trust Portfolios L.P.; Chairman of the Board of Directors, BondWave LLC (Software Development Company) and Stonebridge Advisors LLC (Investment Advisor)	169	None

(1)	Currently, Robert F. Keith, as a Class I Trustee, is serving as a trustee until the Fund’s 2020 annual meeting of shareholders. Richard E. Erickson and Thomas R. Kadlec, as Class II Trustees, are serving as trustees until the Fund’s 2021 annual meeting of shareholders. James A. Bowen and Niel B. Nielson, as Class III Trustees, are serving as trustees until the Fund’s 2022 annual meeting of shareholders.
(2)	Mr. Bowen is deemed an “interested person” of the Fund due to his position as CEO of First Trust Advisors L.P., investment advisor of the Fund.

Board of Trustees and Officers (Continued)
First Trust Specialty Finance and Financial Opportunities Fund (FGB)
November 30, 2019 (Unaudited)
Name and Year of Birth	Position and Offices with Fund	Term of Office and Length of Service	Principal Occupations During Past 5 Years
OFFICERS(3)
James M. Dykas (1966)	President and Chief Executive Officer	• Indefinite Term • Since January 2016	Managing Director and Chief Financial Officer (January 2016 to Present), Controller (January 2011 to January 2016), Senior Vice President (April 2007 to January 2016), First Trust Advisors L.P. and First Trust Portfolios L.P.; Chief Financial Officer (January 2016 to Present), BondWave LLC (Software Development Company) and Stonebridge Advisors LLC (Investment Advisor)
Donald P. Swade (1972)	Treasurer, Chief Financial Officer and Chief Accounting Officer	• Indefinite Term • Since January 2016	Senior Vice President (July 2016 to Present), Vice President (April 2012 to July 2016), First Trust Advisors L.P. and First Trust Portfolios L.P.
W. Scott Jardine (1960)	Secretary and Chief Legal Officer	• Indefinite Term • Since Fund Inception	General Counsel, First Trust Advisors L.P. and First Trust Portfolios L.P.; Secretary and General Counsel, BondWave LLC; Secretary, Stonebridge Advisors LLC
Daniel J. Lindquist (1970)	Vice President	• Indefinite Term • Since Fund Inception	Managing Director, First Trust Advisors L.P. and First Trust Portfolios L.P.
Kristi A. Maher (1966)	Chief Compliance Officer and Assistant Secretary	• Indefinite Term • Chief Compliance Officer Since January 2011 • Assistant Secretary Since Fund Inception	Deputy General Counsel, First Trust Advisors L.P. and First Trust Portfolios L.P.
(3)	The term “officer” means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

Privacy Policy
First Trust Specialty Finance and Financial Opportunities Fund (FGB)
November 30, 2019 (Unaudited)
Privacy Policy
First Trust values our relationship with you and considers your privacy an important priority in maintaining that relationship. We are committed to protecting the security and confidentiality of your personal information.
Sources of Information
We collect nonpublic personal information about you from the following sources:
•	Information we receive from you and your broker-dealer, investment advisor or financial representative through interviews, applications, agreements or other forms;
•	Information about your transactions with us, our affiliates or others;
•	Information we receive from your inquiries by mail, e-mail or telephone; and
•	Information we collect on our website through the use of “cookies”. For example, we may identify the pages on our website that your browser requests or visits.
Information Collected
The type of data we collect may include your name, address, social security number, age, financial status, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, investment objectives, marital status, family relationships and other personal information.
Disclosure of Information
We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. In addition to using this information to verify your identity (as required under law), the permitted uses may also include the disclosure of such information to unaffiliated companies for the following reasons:
•	In order to provide you with products and services and to effect transactions that you request or authorize, we may disclose your personal information as described above to unaffiliated financial service providers and other companies that perform administrative or other services on our behalf, such as transfer agents, custodians and trustees, or that assist us in the distribution of investor materials such as trustees, banks, financial representatives, proxy services, solicitors and printers.
•	We may release information we have about you if you direct us to do so, if we are compelled by law to do so, or in other legally limited circumstances (for example to protect your account from fraud).
In addition, in order to alert you to our other financial products and services, we may share your personal information within First Trust.
Use of Website Analytics
We currently use third party analytics tools, Google Analytics and AddThis, to gather information for purposes of improving First Trust’s website and marketing our products and services to you. These tools employ cookies, which are small pieces of text stored in a file by your web browser and sent to websites that you visit, to collect information, track website usage and viewing trends such as the number of hits, pages visited, videos and PDFs viewed and the length of user sessions in order to evaluate website performance and enhance navigation of the website. We may also collect other anonymous information, which is generally limited to technical and web navigation information such as the IP address of your device, internet browser type and operating system for purposes of analyzing the data to make First Trust’s website better and more useful to our users. The information collected does not include any personal identifiable information such as your name, address, phone number or email address unless you provide that information through the website for us to contact you in order to answer your questions or respond to your requests. To find out how to opt-out of these services click on: Google Analytics and AddThis.
Confidentiality and Security
With regard to our internal security procedures, First Trust restricts access to your nonpublic personal information to those First Trust employees who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal information.
Policy Updates and Inquiries
As required by federal law, we will notify you of our privacy policy annually. We reserve the right to modify this policy at any time, however, if we do change it, we will tell you promptly. For questions about our policy, or for additional copies of this notice, please go to www.ftportfolios.com, or contact us at 1-800-621-1675 (First Trust Portfolios) or 1-800-222-6822 (First Trust Advisors).
March 2019

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INVESTMENT ADVISOR
First Trust Advisors L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187
INVESTMENT SUB-ADVISOR
Confluence Investment Management LLC
20 Allen Avenue, Suite 300
Saint Louis, MO 63119
TRANSFER AGENT
BNY Mellon Investment Servicing (US) Inc.
301 Bellevue Parkway
Wilmington, DE 19809
ADMINISTRATOR,
FUND ACCOUNTANT, AND
CUSTODIAN
The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286
INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL 60606
LEGAL COUNSEL
Chapman and Cutler LLP
111 W. Monroe Street
Chicago, IL 60603

Item 2. Code of Ethics.

(a)   The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c) There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d) The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the Registrant’s board of trustees has determined that Thomas R. Kadlec and Robert F. Keith are qualified to serve as audit committee financial experts serving on its audit committee and that each of them is “independent,” as defined by Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees (Registrant) -- The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $42,000 for the fiscal year ended November 30, 2018 and $42,000 for the fiscal year ended November 30, 2019.

(b) Audit-Related Fees (Registrant) -- The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $0 for the fiscal year ended November 30, 2018 and $0 for the fiscal year ended November 30, 2019.

Audit-Related Fees (Investment Adviser) -- The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $0 for the fiscal year ended November 30, 2018 and $0 for the fiscal year ended November 30, 2019.

(c) Tax Fees (Registrant) -- The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning to the registrant were $4,450 for the fiscal year ended November 30, 2018 and $5,200 for the fiscal year ended November 30, 2019. These fees were for tax consultation.

Tax Fees (Investment Adviser) -- The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning to the registrant’s adviser were $0 for the fiscal year ended November 30, 2018 and $0 for the fiscal year ended November 30, 2019.

(d) All Other Fees (Registrant) -- The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the registrant, other than the services reported in paragraphs (a) through (c) of this Item were $0 for the fiscal year ended November 30, 2018 and $0 for the fiscal year ended November 30, 2019.

All Other Fees (Investment Adviser) -- The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the registrant’s investment adviser, other than the services reported in paragraphs (a) through (c) of this Item were $0 for the fiscal year ended November 30, 2018 and $0 for the fiscal year ended November 30, 2019.

(e)(1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

Pursuant to its charter and its Audit and Non-Audit Services Pre-Approval Policy, the Audit Committee (the “Committee”) is responsible for the pre-approval of all audit services and permitted non-audit services (including the fees and terms thereof) to be performed for the registrant by its independent auditors. The Chairman of the Committee is authorized to give such pre-approvals on behalf of the Committee up to $25,000 and report any such pre-approval to the full Committee.

The Committee is also responsible for the pre-approval of the independent auditor’s engagements for non-audit services with the registrant’s adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant, subject to the de minimis exceptions for non-audit services described in Rule 2-01 of Regulation S-X. If the independent auditor has provided non-audit services to the registrant’s adviser (other than any sub-adviser whose role is primarily portfolio management and is sub-contracted with or overseen by another investment adviser) and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to its policies, the Committee will consider whether the provision of such non-audit services is compatible with the auditor’s independence.

(e)(2) The percentage of services described in each of paragraphs (b) through (d) for the registrant and the registrant’s investment adviser of this Item that were approved by the audit committee pursuant to the pre-approval exceptions included in paragraph (c)(7)(i)(c) or paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X are as follows:

(b) 0%

(c) 0%

(d) 0%

(f) The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than fifty percent.

(g) The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the fiscal year ended November 30, 2018, were $4,450 for the registrant and $48,190 for the registrant’s investment adviser; and for the fiscal year ended November 30, 2019, were $5,200 for the registrant and $38,950 for the registrant’s investment adviser.

(h) The registrant’s audit committee of its Board of Trustees has determined that the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed registrants.

The Registrant has a separately designated audit committee consisting of all the independent trustees of the Registrant. The members of the audit committee are: Thomas R. Kadlec, Niel B. Nielson, Richard E. Erickson and Robert F. Keith.

Item 6. Investments.

(a)       Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)       Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Proxy Voting Policies are attached herewith.

CONFLUENCE INVESTMENT MANAGEMENT LLC

PROXY VOTING POLICY

1. Introduction

As a registered investment adviser, Confluence Investment Management LLC (“Confluence”) has a fiduciary duty to act solely in the best interests of its clients. If the client is a registered investment company under the Investment Company Act of 1940 or the client requests Confluence to do so in writing, Confluence will vote proxy materials for its clients.

In cases where the discretionary client has delegated proxy voting responsibility and authority to Confluence, Confluence has adopted and implemented the following policies and procedures, which it believes are reasonably designed to ensure that proxies are voted in the best interests of its clients. In pursuing this policy, proxies should be voted in a manner that is intended to maximize value to the client. In situations where Confluence accepts such delegation and agrees to vote proxies, Confluence will do so in accordance with these Policies and Procedures. Confluence may delegate its responsibilities under these Policies and Procedures to a third party, provided that no such delegation shall relieve Confluence of its responsibilities hereunder and Confluence shall retain final authority and fiduciary responsibility for such proxy voting.

Investment advisers registered with the SEC, and which exercise voting authority with respect to client securities, are required by Rule 206(4)-6 of the Advisers Act to (a) adopt and implement written policies and procedures that are reasonably designed to ensure that client securities are voted in the best interests of clients, which must include how an adviser addresses material conflicts that may arise between an adviser’s interests and those of its clients; (b) disclose to clients how they may obtain information from the adviser with respect to the voting of proxies for their securities; (c) describe to clients a summary of its proxy voting policies and procedures and, upon request, furnish a copy to its clients; and (d) maintain certain records relating to the adviser’s proxy voting activities when the adviser does have proxy voting authority.

2. Voting Guidelines

Confluence has adopted the Broadridge Proxy Policies and Insights Shareholder Value (“Proxy Policies and Insights”) to determine how each issue on proxy ballots is to be voted. The Proxy Policies and Insights is incorporated herein by this reference, and a copy of the Proxy Policies and Insights, as may be revised from time to time, is maintained with Confluence’s proxy voting policy.

The Proxy Policies and Insights seeks to maximize shareholder value in proxy voting. While the Proxy Policies and Insights is created using voting trends of the top 10 fund families that also seek to maximize shareholder value, Confluence seeks to review the template no less frequently than annually (and make revisions when necessary) to better enhance the shareholder’s value maximization objective. Proxy statements will be voted in accordance with this template unless:

•	Confluence determines it has a conflict,
•	Confluence investment team determines there is a valid reason not to follow the Proxy Policies and Insights recommendation, or
•	No recommendation is provided by Proxy Policies and Insights, in which case Confluence will independently determine how a particular issue is to be voted and will document that determination for the record.

In the event proxy ballots are received with respect to debt securities, Confluence will vote on a case by case basis in a manner it believes to be in the best economic interest of clients.

Any decision to override the PPI on a particular ballot issue must receive approval by the relevant CIO or his/her delegate (typically a Director of Research). The reason for not following the Proxy Policies and Insights must be documented for recordkeeping purposes~~.~~

Confluence may determine not to vote a particular proxy, if the costs and burdens exceed the benefits of voting (e.g., when securities are subject to loan or to share blocking restrictions) or if a determination is made that not voting is in the best interest of the client.

3. Responsibility

Confluence utilizes Broadridge Financial Solutions, Inc. (“Broadridge”), an outsourcing provider to the global financial services industry, to coordinate, process, manage and maintain electronic records of Confluence proxy votes.

Confluence has adopted the Broadridge Proxy Policy and Insights. It is the responsibility of the Proxy Committee to at least annually, review the Proxy Policies and Insights for continued relevancy. Confluence is responsible for responding to any corporate actions as well as address any proxy ballot issues for which a recommendation is not provided by Proxy Policy and Insights.

Confluence compliance is responsible for maintaining this policy, reviewing it at least annually, and updating it as required.

All client accounts are to be directed to Broadridge in order for proxy ballots to be listed and voted on Broadridge’s Proxy Edge system. Occasionally, however, proxy ballots are forwarded directly to Confluence, which must then vote the proxy ballots independent of the Proxy Edge system. Confluence is not responsible for voting proxies it does not receive, but will make reasonable efforts to obtain missing proxies.

4. Registered Investment Companies

In cases in which the client is a registered investment company under the Investment Company Act of 1940 and the client delegates proxy voting, Confluence will vote proxies pursuant to this policy. Where Confluence acts as a sub-adviser of a closed-end fund that invests in other investment company securities, Confluence (as required) will vote such proxies in the same proportion as the vote of all other shareholders of the fund (i.e. “echo vote” or ‘mirror vote”), unless otherwise required by law. When required by law, Confluence will also echo vote proxies of securities in unaffiliated investment vehicles. For example, section 12(d)(1)(F) of the Investment Company Act of 1940 requires echo voting of registered investment companies that sub-advise or manage securities of other registered investment companies.

5. Conflicts of Interest

In the event an employee determines that Confluence has a conflict of interest due to, for example, a relationship with a company or an affiliate of a company, or for any other reason which could influence the advice given, the employee will advise the Chief Compliance Officer and the Proxy Committee, and the Proxy Committee will decide whether Confluence should either (1) disclose to the client the conflict to enable the client to evaluate the advice in light of the conflict or (2) disclose to the client the conflict and decline to provide the advice.

Confluence shall use commercially reasonable efforts to determine whether a potential conflict may exist, and a potential conflict shall be deemed to exist only if one or more members of the Confluence Investment Committee (on which the Chief Investment Officer is a member) knows or should have known of the conflict. Confluence is sensitive to conflicts of interest that may arise in the proxy decision-making process and has identified the following potential conflicts of interest:

•	A principal of Confluence or any person involved in the proxy decision-making process currently serves on the Board of the portfolio company.

•	An immediate family member of a principal of Confluence or any person involved in the proxy decision-making process currently serves as a director or executive officer of the portfolio company.

•	Confluence or any affiliate holds a material ownership interest in the portfolio company.

This list is not intended to be exclusive. All employees are obligated to disclose any potential conflict to Confluence’s Chief Compliance Officer.

If a material conflict is identified, Confluence management may (i) disclose the potential conflict to the client and obtain consent; or (ii) establish an ethical wall or other informational barriers between the person(s) that are involved in the conflict and the persons making the voting decisions.

Confluence will resolve identified conflicts of interest in the best interest of the client.

6. Oversight of Third Parties

Annually, the Proxy Policies and Insights will be reviewed by the Proxy Committee. Annually, Confluence compliance will request documents necessary to evaluate Broadridge’s continuing ability to adequately provide services to Confluence and its clients (e.g. SOC-1 report).

Confluence will perform periodic review of Broadridge through reports available on the Broadridge Proxy Edge site.

7. Client Requests for Information

All client requests for information regarding proxy votes, or policies and procedures, received by any employee should be forwarded to Confluence compliance. Confluence compliance will prepare a written response to the client with the information requested.

8. Disclosure

•	Confluence will provide required disclosures in response to Item 17 of Form ADV Part 2A summarizing this proxy voting policy and procedures, including a statement that clients may request information regarding how Confluence voted client’s proxies;
•	Confluence will also disclose how clients may obtain a copy of the firm’s proxy voting policies and procedures, however Confluence will not disclose how proxies were voted to third-party non-clients, and;
•	Confluence shall make known its proxy voting policy in its advisory agreement or along with its advisory agreement.

9. Recordkeeping

The Chief Compliance Officer or his/her designate is responsible for maintaining the following records, however Confluence may rely on its third-party service provider to retain certain records:

•	proxy voting policies and procedures;

•	proxy statements (provided, however, that Confluence may rely on the Securities and Exchange Commission’s EDGAR system if the issuer filed its proxy statements via EDGAR or may rely on a third party as long as the third party has provided Confluence with a copy of the proxy statement promptly upon request);

•	records of electronic votes cast and abstentions; and

•	any records prepared by Confluence that were material to a proxy voting decision or that memorialized a decision.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) Identification of Portfolio Manager(s) or Management Team Members and Description of Role of Portfolio Manager(s) or Management Team Members

Investment decisions for the registrant are made by the Portfolio Management Team of Confluence Investment Management LLC (“Confluence”). The members of the Confluence Portfolio Management Team are responsible for portfolio management, security selection, leverage management, trading, compliance, position reconciliation, communication and reporting to the registrant’s investment adviser.

Information provided as of January 14, 2020

Mark A. Keller, CFA – Chief Executive Officer and Chief Investment Officer

Mr. Keller has over 30 years of investment experience with a focus on value-oriented equity analysis and management. From 1994 to May 2008, he was the Chief Investment Officer of Gallatin Asset Management, Inc., and its predecessor organization, A.G. Edwards Asset Management, the investment management arm of A.G. Edwards, Inc. From 1999 to 2008, Mr. Keller was Chairman of A.G. Edwards’ Investment Strategy Committee, which set investment policy and established asset allocation models for the entire organization. Mr. Keller was a founding member of the A.G. Edwards Investment Strategy Committee, on which he served for over 20 years, the last ten of which as Chairman of the Committee. Mr. Keller began his career with A.G. Edwards in 1978, serving as an equity analyst for the firm’s Securities Research Department from 1979 to 1994. During his last five years in Securities Research, Mr. Keller was Equity Strategist and manager of the firm’s Focus List. Mr. Keller was a Senior Vice President of A.G. Edwards & Sons, Inc. and of Gallatin Asset Management, Inc., and was a member of the Board of Directors of both companies. Mr. Keller received a Bachelor of Arts from Wheaton College (Illinois) and is a CFA charterholder.

David B. Miyazaki, CFA – Senior Vice President and Senior Portfolio Manager

Prior to joining Confluence in May 2008, Mr. Miyazaki served as a Portfolio Manager and Analyst with Gallatin Asset Management, Inc., the investment management arm of A.G. Edwards, Inc. Mr. Miyazaki was responsible for equity investments in value-oriented separately managed accounts. He also co-managed the A.G. Edwards’ ETF-based asset allocation program. In addition to portfolio management, Mr. Miyazaki served as a member of the A.G. Edwards’ Investment Strategy Committee. As a strategist, he was responsible for the firm’s quantitative asset allocation models, including its Cyclical Asset Allocation program. Prior to joining A.G. Edwards in 1999, Mr. Miyazaki was a Portfolio Manager at Koch Industries in Wichita, Kansas. His previous experience includes working as an Investment Analyst at Prudential Capital Group in Dallas, Texas, and as a Bond Trader at Barre & Company, also in Dallas. Mr. Miyazaki received a Bachelor of Business Administration from Texas Christian University and is a CFA charterholder.

Daniel T. Winter, CFA – Senior Vice President and Chief Investment Officer – Value Equity

Prior to joining Confluence in May 2008, Mr. Winter served as a Portfolio Manager and Analyst with Gallatin Asset Management, Inc., the investment arm of A.G. Edwards, Inc. While at Gallatin, Mr. Winter chaired the portfolio management team responsible for the firm’s six value-oriented equity strategies. His responsibilities also included directing the strategy implementation and trading execution for the equity portfolios. Mr. Winter also served as a portfolio manager for the Cyclical Growth ETF Portfolio and the Cyclical Growth and Income ETF Portfolio which were offered through variable annuities. He was also a member of the firm’s Allocation Advisor Committee which oversaw the A.G. Edwards exchange-traded fund focused strategies. Prior to joining the firm’s Asset Management division in 1996, Mr. Winter served as a portfolio manager for A.G. Edwards Trust Company. Mr. Winter earned a Bachelor of Arts in business management from Eckerd College and a Master of Business Administration from Saint Louis University. Mr. Winter is a CFA charterholder.

(a)(2)	Other Accounts Managed by Portfolio Manager(s) or Management Team Member and Potential Conflicts of Interest

Information provided as of November 30, 2019

Other Accounts Managed by Portfolio Manager(s) or Management Team Member

Name of Portfolio Manager or Team Member	Type of Accounts	Total No. of Accounts Managed	Total Assets	No. of Accounts where Advisory Fee is Based on Performance	Total Assets in Accounts where Advisory Fee is Based on Performance
1. Mark Keller	Registered Investment Companies:	1	$28m	0	$0
	Other Pooled Investment Vehicles:	0	$0	0	$0
	Other Accounts:	19,349	$6,742m	0	$0
2. David Miyazaki	Registered Investment Companies:	0	$0	0	$0
	Other Pooled Investment Vehicles:	0	$0	0	$0
	Other Accounts:	151	$226m	0	$0
3. Daniel Winter	Registered Investment Companies:	1	$28m	0	$0
	Other Pooled Investment Vehicles:	0	$0	0	$0
	Other Accounts:	18,561	$651m	0	$0

Potential Conflicts of Interests

The Confluence Portfolio Management Team may purchase or sell in other accounts the same securities that are purchased or sold for the registrant. If a situation arises where the same securities are being purchased or sold in other accounts and the registrant, the Portfolio Management Team’s policy is to follow a trade rotation to avoid simultaneous and competing buy or sell orders.

(a)(3) Compensation Structure of Portfolio Manager(s) or Management Team Members

Information provided as of January 14, 2020

The portfolio managers are compensated with an annual base salary and a discretionary bonus based on Confluence’s overall firm profits rather than individual product line performance or profitability. Confluence provides a 401(k) contribution and may make a discretionary additional contribution. In addition, Confluence’s portfolio managers are equity owners in Confluence, aligning their long-term interests with the registrant’s holders to strive to achieve superior investment performance over an appropriate time period. This ensures that the portfolio managers are incentivized to implement a consistent investment strategy for the registrant without incurring undue risk.

(a)(4) Disclosure of Securities Ownership

Information provided as of November 30, 2019

Name	Dollar Range of Registrant Shares Beneficially Owned
Mark Keller	$50,001 - $100,000
David Miyazaki	$10,001 - $50,000
Daniel Winter	None
Brian Hansen	$10,001 - $50,000
Joseph Hanzlik	$10,001 - $50,000

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)	Not applicable.
(b)	Not applicable.

Item 13. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	First Trust Specialty Finance and Financial Opportunities Fund
By (Signature and Title)*	/s/ James M. Dykas
James M. Dykas, President and Chief Executive Officer (principal executive officer)
Date:	January 30, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ James M. Dykas
James M. Dykas, President and Chief Executive Officer (principal executive officer)
Date:	January 30, 2020
By (Signature and Title)*	/s/ Donald P. Swade
Donald P. Swade, Treasurer, Chief Financial Officer and Chief Accounting Officer (principal financial officer)

Date:	January 30, 2020